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                                                                    EXHIBIT 21.1


            SUBSIDIARIES AND AFFILIATES OF NEXTEL INTERNATIONAL, INC.


                             (as of August 14, 2000)


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                            CORPORATION                               JURISDICTION OF INCORPORATION
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
McCaw International (Brazil), Ltd.                                                 VA
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    Airfone Holdings, Inc.                                                         DE
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        Nextel S.A.                                                              Brazil
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        Promobile Telecomunicacoes Ltda.(1)                                      Brazil
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        Telemobile Telecomunicacoes Ltda.(2)                                     Brazil
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        Nextel Telecomunicacoes Ltda.                                            Brazil
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          Master-Tec Industria e Comercio de Productos                           Brazil
          Electronicos Ltda.
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           Nextel SME Ltda.                                                      Brazil
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        H-Telecom Ltda                                                           Brazil
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    Telecomunicacoes Brastel, Ltda.                                              Brazil
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    Butler Gorge International Corp.                                       British Virgin Is.
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    Art Consult Global International S.A.                                  British Virgin Is.
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Nextel International (Services), Ltd.                                              DE
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Nextel International (Delaware), Ltd.                                              DE
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Nextel International (Mexico), Ltd.                                                DE
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    Comunicaciones Nextel de Mexico, S.A. de C.V.                                Mexico
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        Sistemas de Comunicaciones Troncales S.A. de C.V.                        Mexico
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           Comunicacion Integral San Luis S.A. de C.V.                           Mexico
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        Multifon S.A. de C.V.                                                    Mexico
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        Comercializadora Protel S.A. de C.V.                                     Mexico
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        Radiophone S.A. de C.V.                                                  Mexico
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           Fonotransportes Nacionales S.A. de C.V.                               Mexico
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           Arrendadora de Equipos Telecommunicaciones                            Mexico
           S.A. de C.V.
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           Teletransportes Integrales, S.A. de C.V.                              Mexico
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        Servicios Protel S.A. de C.V.                                            Mexico
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        Nextel de Mexico S.A. de C.V.                                            Mexico
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        Servicios de Radiocomunicacion Movil de Mexico                           Mexico
        S.A. de C.V.
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        Inversiones Nextel de Mexico, S.A. de C.V.                               Mexico
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    Clearnet Communications, Inc.                                                Canada
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Nextel International (Holdings), Ltd.                                          Cayman Is.
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


----------------
(1) 51% conditionally transferred to Butler Gorge International Corp.

(2) 51% conditionally transferred to Butler Gorge International Corp.


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                            CORPORATION                               JURISDICTION OF INCORPORATION
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
Nextel International (Argentina) LLC                                           Cayman Is.
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Nextel International (Argentina), Ltd.                                         Cayman Is.
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    Nextel Argentina, S.R.L.                                                    Argentina
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Nextel International (Indonesia) LLC                                           Cayman Is.
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Nextel International (Peru) LLC                                                Cayman Is.
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    Nextel del Peru, S.A.                                                         Peru
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Nextel International (Philippines) LLC                                         Cayman Is.
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    Top Mega Enterprises Limited                                                Hong Kong
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    Orient Holdings Limited                                                     Hong Kong
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        Nextel Communications Philippines, Inc.                                Philippines
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        Gamboa Holdings, Inc.                                                  Philippines
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        Emerald Investments, Inc.                                              Philippines
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Nextel International Investment Company                                            DE
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    Latin Holding I                                                             Cayman Is
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    Latin Holding II                                                            Cayman Is
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        Comunicaciones Multikom Limitada                                          Chile
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        Distribuidora Multitek Limitada                                           Chile
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    Latin Holding III                                                           Cayman Is
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    Latin Holding IV                                                            Cayman Is
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        Comunicaciones Multitrunking Limitada                                     Chile
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Nextel International (Japan), Ltd.                                                 DE
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    NextNet Co., Ltd.                                                             Japan
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Nextel International Asia Holdings Limited                                      Hong Kong
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Shanghai CCT - McCaw Telecomunications Systems Co., Ltd.                Peoples Republic of China
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    Shanghai GSM Project                                                Peoples Republic of China
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Nextel International (Uruguay), Inc.                                               DE
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Nextel International (Chile) LLC                                                Cayman Is
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